UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013 (June 11, 2013)

Mister Goody, Inc.

 (Exact name of registrant as specified in its charter)

Florida	0-54517	27-5414480
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14762 Wildflower Lane, Delray Beach, FL	33446
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 561-396-0554

7877 Emerald Winds Circle, Boynton Beach, FL	33473

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

As of June 11, 2013, the registrant moved it principal executive offices to 14762 Wildflower Lane, Delray Beach, Florida 33446.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTER GOODY, INC.

By: /s/ Joel Arberman

Joel Arberman

President

Dated: June 28, 2013